ALANCO TECHNOLOGIES, INC.
                          15575 North 83rd Way, Suite 3
                            Scottsdale, Arizona 85260
                                 (480) 607-1010


                                 PROXY STATEMENT


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held January 18, 2008

TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation ("Alanco" or the "Company"), will be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on January 18, 2008, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposal:

Proposal No. 1        ELECTION OF DIRECTORS

Holders of the outstanding Common Stock and Preferred Stock of the Company of record at the close of business on November 23, 2007, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.


Scottsdale, Arizona                                ADELE L. MACKINTOSH
November 26, 2007                                  SECRETARY

                            ALANCO TECHNOLOGIES, INC.
                          15575 North 83rd Way, Suite 3
                            Scottsdale, Arizona 85260
                                 (480) 607-1010



                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 18, 2008


                               GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on the 18th day of January, 2008, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before December 18, 2007.

The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

Shares not voting as a result of a proxy not marked or marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting unless such proxies have previously been revoked. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting your proxy in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy.)

The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2007, has been previously mailed or is being mailed simultaneously to the Company's shareholders and includes a copy of Form 10-KSB, which constitutes part of this proxy. All other information included in the Annual Report does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

Effective October 16, 2006, the Company effected a 2:5 reverse stock split. All references to both number of shares and price per share of Class A Common Stock issued and outstanding, options and warrants granted, and common stock equivalent shares are presented herein on a post-split basis.

Voting rights are vested in the holders of the Company's Common Stock and Preferred Stock. Only shareholders of record at the close of business on November 23, 2007, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of November 23, 2007, the Company had 22,728,035 shares of Class A Common Stock issued and outstanding 3,984,118 shares of Series A Convertible Preferred Stock issued and outstanding and 84,831 shares of Series B Convertible Preferred Stock issued and outstanding. Each Class A Common share is entitled to one vote, each share of Series A Convertible Preferred stock is entitled to 1.2 votes (the equivalent number of common shares into which the Series A Convertible Preferred Stock is convertible), and each share of Series B Convertible Preferred stock is entitled to 5.2 votes (the equivalent number of common shares into which the Series B Convertible Preferred Stock is convertible). If the number of common shares into which the preferred stock is convertible (the "common stock equivalent") is considered, the total shares eligible to vote, including the common stock and the common stock equivalent, on the record date are 27,950,109 shares, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to approve each proposal.

Each shareholder present, either in person or by proxy, will have cumulative voting rights with respect to the election of Directors. Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of shares of Common Stock (or common stock equivalent) of the Company held by the shareholder on the Record Date multiplied by the number of directors to be elected, and such votes may be cast for any single nominee or divided among two or more nominees. The seven nominees receiving the highest number of votes will be elected to the Board of Directors. There are no conditions precedent to the exercise of cumulative voting rights. Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Proxy Statement (the "Proxy Holders") will vote the proxies received by them for the Company's seven nominees set forth in "Election of Directors" below. If additional persons are nominated for election as directors, the Proxy Holders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the Company's nominees as possible, and, in such event, the specific nominees for whom votes will be cast will be determined by the Proxy Holders. If authority to vote for any nominee of the Company is withheld in any proxy, the Proxy Holders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees of the Company.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco common stock or common stock equivalent as of November 23, 2007. Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, Donald E. Anderson, Alanco Director, Timothy P. Slifkin, Director and StarTrak Chief Executive Officer, and Thomas A. Robinson, StarTrak Executive Vice President, is also shown in the table in the following section, Current Directors and Executive Officers.

                                                Five Percent Owners

                                       Class A                             Total                             Total
                                       Common                              Common                 Total     Stock,
                                       Shares                              Stock                  Stock    Options &
                                        Owned                            Equivalent Exercisable   Owned    Warrants
                            Class A    Percent    Series A      Total      Owned       Stock       and     Percent of
                             Common      of      Preferred     Common     Percent     Options    Options    Common
                             Shares     Class      Shares       Stock        of         and        and     Equivalent
                             Owned       (6)     Owned (7)   Equivalent  Class (6)   Warrants    Warrants  Class (8)
                           ------------------------------------------------------------------------------------------
Technology Systems          1,807,670     7.95%     --        1,807,670     6.47%      --       1,807,670    6.47%
  International, Inc. (1)
Donald E. Anderson (2)      1,214,107     5.34%   1,343,085   2,825,810    10.11%    1,012,000  3,837,810   13.25%
Robert R. Kauffman (3)        232,800     1.02%     863,146   1,268,576     4.54%    1,238,000  2,506,576    8.59%
Timothy P. Slifkin (4)      2,403,480    10.57%           0   2,403,480     8.60%      230,000  2,633,480    9.35%
Thomas A. Robinson (5)      1,542,320     6.79%           0   1,542,320     5.52%      230,000  1,772,320    6.29%

(1) Technology Systems International, Inc., a Nevada corporation, (TSIN) is an independent, private company, which was issued 6,000,000 shares (equivalent to 2,400,000 as adjusted for the October 16, 2006 2 for 5 reverse stock split) of Alanco common stock in 2002 in connection with the acquisition of the assets of TSIN effective in June 2002. TSIN filed a Schedule 13G on December 31, 2006, indicating TSIN ownership of 1,807,670 Alanco common shares. TSIN has previously indicated their intention to distribute the shares of Alanco common stock in excess of certain corporate litigation and liquidation expenses on a pro-rata basis to their shareholders; however, the shares have not been distributed as of the date of filing, and there is no assurance that the shares will be distributed. The address of TSIN is c/o Jill H. Ford, Trustee, P.O. Box 5845, Carefree, AZ 85377.
(2) The number of shares, options and warrants owned includes The Anderson Family Trust, owner of 912,867 shares of Alanco Class A Common Stock, 774,703 shares of Alanco Series A Convertible Preferred Stock and 670,000 exercisable warrants; Programmed Land, Inc., owner of 293,240 shares of Alanco Class A Common Stock, 568,382 shares of Alanco Series A Convertible Preferred Stock and 200,000 exercisable warrants, both of which Mr. Anderson claims beneficial ownership; and 8,000 shares of Alanco Class A Common Stock and 142,000 exercisable options owned by Mr. Anderson. Mr. Anderson also has an additional 75,000 stock options with a vesting schedule ranging from August 15, 2008 to August 15, 2010, and 45,000 stock options with a vesting schedule ranging from October 5, 2008 to October 5, 2011. The 1,343,085 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Anderson represent 33.71% of the total Series A Convertible Preferred shares outstanding. Mr. Anderson's address is 11804 North Sundown Drive, Scottsdale, Arizona 85260.
(3) In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns 455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares. If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned; but due to matters as discussed in Footnote 1 above, we are unable to accurately calculate the changes to Mr. Kauffman's ownership. Mr. Kauffman also has an additional 45,000 stock options with a vesting schedule ranging from August 15, 2008 to August 15, 2010, and 180,000 stock options with a vesting schedule ranging from October 5, 2008 to October 5, 2011. The 863,146 shares of Series A Convertible Preferred Stock beneficially owned by Mr. Kauffman represent 21.66% of the total Series A Convertible Preferred shares outstanding. The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.
(4) In addition to the stock options shown above, Timothy P. Slifkin, Director and President of StarTrak Systems, LLC, has 180,000 options with a vesting schedule ranging from June 30, 2008 to June 30, 2010, and 90,000 stock options with a vesting schedule ranging from October 5, 2008 to October 5, 2011.
(5) In addition to the stock options shown above, Thomas A. Robinson, Executive Vice President of StarTrak Systems, LLC, has 180,000 options with a vesting schedule ranging from June 30, 2008 to June 30, 2010, and 90,000 stock options with a vesting schedule ranging from October 5, 2008 to October 5, 2011.
(6) The percentages for Class A Common Stock shown are calculated based upon 22,728,035 shares of Class A Common Stock outstanding on November 23, 2007. The percentages for Total Common Stock Equivalent are calculated based upon 27,950,109 shares outstanding on November 23, 2007.
(7) Preferred Shares are Series A Convertible Preferred Stock, each share of which is convertible into 1.2 shares of Class A Common Stock. As of November 23, 2007, there are 3,984,118 shares of Series A Convertible Preferred Stock outstanding. The 5% owners do not own any shares of the Series B Convertible Preferred Stock.
(8) In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by any other stockholders.

Current Directors and Executive Officers

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Common Stock and Preferred Stock beneficially owned as of November 23, 2007, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

                                     Securities of the Registrant Beneficially Owned (1)
                                                                                                                       Total
                           Class A     Shares   Series A     Shares     Total     Shares                   Total       Stock,
                            Common     Owned   Preferred      Owned     Common     Owned   Exercisable     Stock       Options
                            Stock     Percent    Stock       Percent    Stock     Percent     Stock       Owned +    & Warrants
         Name of            Shares    of Class   Shares      of Class Equivalent  of Class  Options &    Options &   Percent of
  Beneficial Owner (2)      Owned       (7)      Owned         (7)      Owned       (7)    Warrants (8)  Warrants     Class (9)
-------------------------  ---------  -------- ---------     -------- ----------  -------- ------------  ---------   ----------
Robert R. Kauffman (3)       232,800    1.02%    863,146     21.66%   1,268,576    4.54%    1,238,000    2,506,576       8.59%
  Director/COB/CEO
John A. Carlson              100,257    0.44%    154,665      3.88%     285,855    1.02%      599,000      884,855       3.10%
  Director/EVP/CFO
Harold S. Carpenter          122,216    0.54%    344,195 (5)  8.64%     535,250    1.92%      287,000      822,250       2.91%
  Director
James T. Hecker               28,156    0.12%     32,345 (6)  0.81%      66,971    0.24%      165,000      231,971       0.83%
  Director
Thomas C. LaVoy                9,859    0.04%     55,804      1.40%      76,824    0.27%      157,000      233,824       0.83%
  Director
Donald E. Anderson (4)     1,214,107    5.34%  1,343,085     33.71%   2,825,810   10.11%    1,012,000    3,837,810      13.25%
  Director
Timothy P. Slifkin         2,403,480   10.57%          0      0.00%   2,403,480    8.60%      230,000    2,633,480       9.35%
  Director/CEO - StarTrak
Greg M. Oester                23,155    0.10%     15,686      0.39%      41,979    0.15%      493,000      534,979       1.88%
  President - TSIA
Thomas A. Robinson         1,542,320    6.79%          0      0.00%   1,542,320    5.52%      230,000    1,772,320       6.29%
  EVP - StarTrak
                           ---------           ---------              ---------             ---------   ----------
Officers and Directors     5,676,350   24.98%  2,808,926     70.50%   9,047,065   32.37%    4,411,000   13,458,065      41.59%
                           =========           =========              =========             =========   ==========
as a Group (9 individuals)

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally indicates voting or investment power with respect to securities. In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.
(2) COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer. (3) In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns
       455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares. If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned; but due to matters as discussed in Footnote 1 of the Five Percent Owners table above, we are unable to accurately calculate the changes to Mr. Kauffman's ownership.
(4) The number of shares, options and warrants owned includes The Anderson Family Trust, owner of 902,867 shares of Alanco Class A Common Stock, 774,703 shares of Alanco Series A Convertible Preferred Stock and 670,000 exercisable warrants; Programmed Land, Inc., owner of 293,240 shares of Alanco Class A Common Stock, 568,382 shares of Alanco Series A Convertible Preferred Stock and 200,000 exercisable warrants, both of which Mr. Anderson claims beneficial ownership; and 8,000 shares of Alanco Class A Common Stock and 137,000 exercisable options owned by Mr. Anderson.
(5) Excludes 176,000 shares of Class A Common Stock, 379,980 shares of Series A Convertible Preferred Stock and 92,000 warrants to purchase Class A Common Stock owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer. Mr. Carpenter disclaims beneficial ownership of such shares.
(6) Excludes 220,000 shares of Class A Common Stock, 487,461 shares of Series A Convertible Preferred Stock and 174,000 warrants to purchase Class A Common Stock owned by Rhino Fund LLP. The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel. Mr. Hecker disclaims beneficial ownership of such shares.

(7) The percentages for Class A Common Stock shown are calculated based upon 22,728,035 shares of Class A Common Stock outstanding on November 23, 2007. The percentages for Series A Convertible Preferred Stock are calculated based upon 3,984,118 shares of Series A Convertible Preferred Stock outstanding on November 23, 2007, each of which is convertible into
       1.2 shares of Class A Common Stock. The percentages for Common Stock Equivalent shares are calculated based upon 27,950,109 Common Stock Equivalent shares outstanding as of November 23, 2007.
(8) Represents unexercised stock options and warrants issued to named executive officers and directors. All options and warrants listed that were issued to the executive officers and directors were exercisable at November 23, 2007. Robert Kauffman also holds the following options:
       45,000 options exercisable in fiscal year 2009, 65,000 options exercisable in fiscal year 2010, 65,000 options exercisable in fiscal year 2011, and 50,000 options exercisable in fiscal year 2012. John Carlson also holds the following options: 20,000 options exercisable in fiscal year 2009, 30,000 options exercisable in fiscal year 2010, 30,000 options exercisable in fiscal year 2011, and 25,000 options exercisable in fiscal year 2012. Donald Anderson also holds the following options:
       32,500 options exercisable in fiscal year 2009, 37,500 options exercisable in fiscal year 2010, 37,500 options exercisable in fiscal year 2011, and 12,500 options exercisable in fiscal year 2012. Harold Carpenter also holds the following options: 17,500 options exercisable in fiscal year 2009, 22,500 options exercisable in fiscal year 2010, 22,500 options exercisable in fiscal year 2011, and 12,500 options exercisable in fiscal year 2012. Greg Oester also holds the following options: 7,500 options exercisable in fiscal year 2009, 12,500 options exercisable in fiscal year 2010, 12,500 options exercisable in fiscal year 2011, and 12,500 options exercisable in fiscal year 2012. Timothy Slifkin also holds the following options: 60,000 options exercisable in fiscal year 2008, 75,000 options exercisable in fiscal year 2009, 85,000 options exercisable in fiscal year 2010, 25,000 options exercisable in fiscal year 2011, and 25,000 options exercisable in fiscal year 2012. Thomas Robinson also holds the following options: 60,000 options exercisable in fiscal year 2008, 75,000 options exercisable in fiscal year 2009, 85,000 options exercisable in fiscal year 2010, 25,000 options exercisable in fiscal year 2011, and 25,000 options exercisable in fiscal year 2012.
(9) The number and percentages shown include the shares of common stock equivalent actually owned as of November 23, 2007 and the shares of common stock that the identified person or group had a right to acquire within 60 days after November 18, 2007. The percentages shown are calculated based upon 27,950,109 Common Stock Equivalent shares outstanding as of November 23, 2007. In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock equivalent owned by any other stockholders.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation/Administration Committee, which was formed in 1995 and is comprised of Messrs. Harold S. Carpenter and James T. Hecker, who are independent directors of the Company. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and serves as the Administrative Committee for the Company's Stock Option Plans. The Compensation/Administration Committee met three times during the fiscal year ended June 30, 2007.

The Board of Directors also has an Audit/Corporate Governance Committee. The Audit Committee was originally formed in 1995. In September 2004, the Board of Directors approved a name change for the committee to Audit/Corporate Governance Committee to more accurately reflect the additional duties and responsibilities of the committee as required by the Sarbanes-Oxley Act of 2002. The Audit/Corporate Governance Committee, comprised of Messrs. Harold S. Carpenter, James T. Hecker, and Thomas C. LaVoy, all of whom are independent non-employee directors of the Company who have significant business experience and are deemed to be financially knowledgeable, serves as a liaison between the Board and the Company's auditor. The Audit/Corporate Governance Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance with Company policies. The Audit/Corporate Governance Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The Audit/Corporate Governance Committee is comprised of independent members as defined under the National Association of Securities Dealers listing standards. The Audit/Corporate Governance Committee met three times during the fiscal year ended June 30, 2007.

The final Board committee is the Nominating/Independent Directors Committee, which is comprised of Messrs. Harold S. Carpenter, James T. Hecker, Thomas C. LaVoy, and Donald E. Anderson, all members of the Company's Board of Directors who have been determined by the Board to meet the qualification as "independent" director as set forth in Rule 10A-3 of the Exchange Act. Per Board resolution, the Nominating/Independent Directors Committee approves all management nominations for members of the Company's Board of Directors. In addition, the Nominating/Independent Directors Committee meets in regularly scheduled executive sessions at which only the independent directors are present.

All meetings held by the Board of Directors' committees were attended by each of the directors serving on such committees with the following exception: Mr. LaVoy was absent from one meeting for each committee on which he serves.

The Company's Board of Directors held three meetings during the fiscal year ended June 30, 2007, at which time all Directors were present, with the exception of Mr. LaVoy, who was absent from one Board of Directors meeting. All current members of the Board of Directors' committees are expected to be nominated for reelection at a meeting of the Board of Directors following the annual meeting.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that as of the date of filing of this Form 10-KSB, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2007, 2006 and 2005 to the Company's Chief Executive Officer, Chief Financial Officer, President of the Company's subsidiary, Alanco/TSI PRISM, Inc. (ATSI), President of the Company's subsidiary, StarTrak Systems, LLC (STS), and Executive Vice President of the Company's subsidiary, StarTrak Systems, LLC, whose salaries and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers"). No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last three fiscal years.

                                              Annual Compensation         Long-Term Compensation
                                     -----------------------------------  ----------------------
                Name and                                   Other (1)       Securities (# shares)
               Principal              Annual                 Annual         Underlying Options
                Position              Salary    Bonus     Compensation $    Granted during FY
----------------------------------   --------  ---------  --------------  ----------------------
Robert R. Kauffman, C.E.O.
              FY 2007                $250,000    None        $17,400              60,000
              FY 2006                 225,000    None         17,400             376,000
              FY 2005                 183,750    None         17,400              40,000
John A. Carlson, C.F.O.
              FY 2007                 222,500    None         10,400              20,000
              FY 2006                 200,000    None         10,400             228,000
              FY 2005                 163,333    None         10,033              30,000
Greg M. Oester, President, ATSI
              FY 2007                 154,500    None          None                    0
              FY 2006                 154,500    None          None               48,000
              FY 2005                 154,500    None          None               14,000
Timothy P. Slifkin, President, STS
              FY 2007                 160,000    None            667                   0
              FY 2006                   N/A      N/A            N/A              400,000
              FY 2005                   N/A      N/A            N/A                N/A
Thomas A. Robinson, Exec V.P., STS
              FY 2007                 160,000    None            667                   0
              FY 2006                   N/A      N/A            N/A              400,000
              FY 2005                   N/A      N/A            N/A                N/A

(1)   Represents supplemental executive benefit reimbursement for the year and Company matching for
      Alanco's 401(K) Profit Sharing Plan.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2007, to each of the Named Executive Officers and/or Directors and to all other employees as a group. No stock appreciation rights ("SARs") have been granted by the Company.

                  Number of
                 Securities
                 Underlying  % of Total   Exercise
                   Options     Options     Price     Grant     Expiration
         Name      Granted     Granted     ($/Sh)    Date         Date
-------------------------------------------------------------------------
Robert Kauffman     60,000     21.58%      $1.37   8/15/2006   8/15/2011
John Carlson        20,000      7.19%      $1.37   8/15/2006   8/15/2011
Harold Carpenter    40,000     14.39%      $1.37   8/15/2006   8/15/2011
Donald Anderson    100,000     35.97%      $1.37   8/15/2006   8/15/2011
Other Employees     58,000     20.86%      $1.86   1/8/2007     1/8/2012
                 ----------  ----------
Total              278,000    100.00%
                 ==========  ==========

All options are granted at a price not less than "grant-date market." During the fiscal year 155,200 previously granted stock options expired or were cancelled.

Aggregated Options and Warrants - Exercised in Last Fiscal Year and Values at
   Fiscal Year End

The following table sets forth the number of exercised and unexercised options and warrants held by each of the Named Executive Officers and/or Directors at June 30, 2007, and the value of the unexercised, in-the-money options at June 30, 2007.

                       Shares                   Unexercised      Value of Unexercised
                    Acquired On      Value   Options & Warrants      In-The-Money
                  Exercise During  Realized  at Fiscal Year End   Options &Warrants
     Name        2007 Fiscal Year  ($) (1)     (Shares) (2)        at FYE ($) (3)
     ----        ----------------  --------  ------------------  --------------------
Robert Kauffman       200,000      $426,000      1,209,000            $742,760
John Carlson                0             0        586,000             306,560
Harold Carpenter            0             0        276,000             175,680
James Hecker                0             0        160,000              68,240
Thomas LaVoy                0             0        152,000              60,560
Donald Anderson        40,000        (4,000)       992,000             562,280
Timothy Slifkin             0             0        220,000             121,000
Greg Oester                 0             0        488,000             103,160
Thomas Robinson             0             0        220,000             121,000

(1) Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2) Represents the number of securities underlying unexercised options and warrants that were exercisable at 2007 Fiscal Year End.
(3) Calculated as the difference between the closing price of the Company's Common Stock on June 30, 2007, and the exercise price for those options exercisable on June 30, 2007, with an exercise price less than the closing price, multiplied by the number of applicable options.

Option Grants Subsequent to Fiscal Year End

                       Number of
                       Underlying
                       Securities
                        Options        Date of     Date      Expiration   Option
       Name             Granted         Grant   Exercisable     Date      Price
--------------------------------------------------------------------------------
Robert R. Kauffman      200,000  (1)   10/5/07      (2)        10/5/12    $2.00
John A. Carlson         100,000  (1)   10/5/07      (2)        10/5/12    $2.00
Donald E. Anderson       50,000  (1)   10/5/07      (2)        10/5/12    $2.00
Harold S. Carpenter      50,000  (1)   10/5/07      (2)        10/5/12    $2.00
James T. Hecker          50,000  (1)   10/5/07      (2)        10/5/12    $2.00
Thomas C. LaVoy          50,000  (1)   10/5/07      (2)        10/5/12    $2.00
Timothy P. Slifkin      100,000  (1)   10/5/07      (2)        10/5/12    $2.00
Greg M. Oester           50,000  (1)   10/5/07      (2)        10/5/12    $2.00
Thomas A. Robinson      100,000  (1)   10/5/07      (2)        10/5/12    $2.00
Other Employees         408,000  (1)   7/20/07      (3)        7/20/12    $2.50
Other Employees         100,000  (1)   10/5/07      (2)        10/5/12    $2.00

(1)    Issued pursuant to the 1998, 1999, 2000, 2002, 2004, 2005 & 2006 Stock
       Option Plan.
(2)    10% vest on 10/5/2007, 15% vest on 10/5/2008, 25% vest on 10/5/2009,
       25% vest on 10/5/2010 and 25% vest on 10/5/2011.
(3)    10% vest on 7/20/2007, 15% vest on 7/20/2008, 25% vest on 7/20/2009,
       25% vest on 7/20/2010 and 25% vest on 7/20/2011.

Employment Agreements and Executive Compensation

The Executive Officers are at-will employees without employment agreements.

Compensation of Directors

During fiscal year 2007, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Class A Common Stock as provided by the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006
Directors and Officers Stock Option Plans (the "D&O Plans") which are described below. All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

The 1996 Directors and Officers Stock Option Plan was approved by the Board of Directors on September 9, 1996. Shareholders approved the 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans on November 6, 1998, November 5, 1999, November 10, 2000, November 22, 2002, November 19,
2004, January 20, 2006, and January 30, 2007, respectively. The purpose of the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 D&O Plans is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock. All Directors and Executive Officers of the Company are eligible to participate in the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and
2006 Plans. Newly appointed Directors receive options to purchase shares of common stock at fair market value. Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director may receive an additional option to purchase shares of common stock at fair market value.

Transactions with Management

Mr. Steve Oman, a former member of the Board of Directors, received compensation in the amount of approximately $116,100 and $70,200 for legal services to the Company for the fiscal year ended June 30, 2007 and 2006, respectively.

Mr. Donald Anderson, a member of the Board of Directors and trustee and beneficial owner of the Anderson Family Trust, was paid interest in fiscal year 2007 and 2006 under the Line of Credit Agreement in the amount of approximately $186,500 and $89,500, respectively.

                 AUDIT/CORPORATE GOVERNANCE COMMITTEE REPORT (1)

The Audit/Corporate Governance Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board. The members of the Audit/Corporate Governance Committee are Harold S. Carpenter, a CEO with over 30 years senior management experience, James T. Hecker, an attorney and CPA, and Thomas C. LaVoy, a CPA. All three individuals are experienced in reading and understanding financial statements, and, in fact, are deemed to be financial experts as defined by audit committee requirements.

The Audit/Corporate Governance Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company. The auditor reports directly to the Audit/Corporate Governance Committee. The Audit/Corporate Governance Committee has established "whistleblower" procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Authority to engage independent counsel and other advisors has been given to the Audit/Corporate Governance Committee as it determines is necessary to carry out its duties. The Company provides appropriate funding for the Audit/Corporate Governance Committee to compensate the outside auditors and any lawyers and advisors it employs and to fund ordinary administrative expenses of the Audit/Corporate Governance Committee that are necessary in carrying out its duties.

The Audit/Corporate Governance Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Audit/Corporate Governance Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor's fee for services performed. The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During the last fiscal year, there were three meetings of the Audit/Corporate Governance Committee.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The
Audit/Corporate Governance Committee is responsible for overseeing and monitoring the quality of the Company's accounting and auditing practices.

The members of the Audit/Corporate Governance Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit/Corporate Governance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit/Corporate Governance Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Corporate Governance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent."

Review of Audited Financial Statements

In this context, the Audit/Corporate Governance Committee reviewed and discussed the Company's audited financial statements with management and with the Company's independent auditors. Management represented to the Audit/Corporate Governance Committee that the Company's consolidated financial statements were prepared in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Discussions about the Company's audited financial statements included the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Audit/Corporate Governance Committee also discussed with the auditors other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."

The Company's auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committee." The Audit/Corporate Governance Committee discussed with the auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor's independence.

Audit Fees

The aggregate fees billed by Semple, Marchal & Cooper, LLP, the Company's independent auditor, for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended June 30, 2007 and 2006 and the review of the financial statements included in the Company's Forms 10-QSB for such fiscal years were approximately $122,300 and $107,100, respectively.

Financial Information Systems Design and Implementation

There were no fees billed for the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Semple, Marchal & Cooper, LLP for the fiscal year ended June 30, 2007 and 2006.

All Other Fees

Semple, Marchal & Cooper, LLP billed the Company during fiscal year 2007 and 2006 a total of approximately $12,000 and $11,000, respectively, for tax preparation and tax consulting services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

Audit Committee Pre-Approval Policies and Procedures

The 2007 and 2006 audit services provided by Semple, Marchal & Cooper were approved by our Audit/Corporate Governance Committee. The Audit/Corporate Governance Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit/Corporate Governance Committee pre-approves both the type of services to be provided by our independent accountants and the estimated fees related to these services. During the approval process, the Audit/Corporate Governance Committee considers the impact of the types of services and related fees on the independence of the auditor. These services and fees must be deemed compatible with the maintenance of the auditor's independence, in compliance with the SEC rules and regulations. Throughout the year, the Audit/Corporate Governance Committee and, if necessary, the Board of Directors, reviews revisions to the estimates of audit and non-audit fees initially approved.

Recommendation

Based on the Audit/Corporate Governance Committee's discussion with management and the auditors, and the Audit/Corporate Governance Committee's review of the representations of management and the report of the auditors to the Audit/Corporate Governance Committee, the Audit/Corporate Governance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2007, filed with the Securities and Exchange Commission.

                                          AUDIT/CORPORATE GOVERNANCE COMMITTEE
                                          James T. Hecker
                                          Harold S. Carpenter
                                          Thomas C. LaVoy
-----------------------
(1) The material in this report is not "soliciting material," is not deemed filed with the commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal No. 1    ELECTION OF DIRECTORS

The Articles of Incorporation presently provide for a Board of Directors of not more than nine members. The number of Directors of the Company has been fixed at seven by the Company's Board of Directors. The Company's Board of Directors recommends the election of the seven nominees listed below to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees

All nominees for Director have been approved by the Company's
Nominating/Independent Directors Committee. The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

                                                                    Year
        Name             Age             Position              First Director
-----------------------------------------------------------------------------
Harold S. Carpenter      73              Director                   1995
James T. Hecker          50              Director                   1997
Robert R. Kauffman       67       Director/C.O.B./C.E.O.            1998
Thomas C. LaVoy          48              Director                   1998
John A. Carlson          60       Director/E.V.P./C.F.O.            1999
Donald E. Anderson       74              Director                   2002
Timothy P. Slifkin       52     Director/C.E.O. - StarTrak          2006

Business Experience of Nominees

Robert R. Kauffman: Mr. Kauffman was appointed as Chief Executive Officer and Chairman of the Board effective July 1, 1998. Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.). Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million. Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company. Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

John A. Carlson: Mr. Carlson, Executive Vice President and Chief Financial Officer of Alanco Technologies, Inc., joined the Company in September 1998 and was named Chief Financial Officer in November 1998. Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois. He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company. He earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and is a Certified Public Accountant.

Donald E. Anderson: Donald E. Anderson is President and owner of Programmed Land, Inc., a Minnesota and Scottsdale, Arizona, based company. Programmed Land is a diversified holding company engaged in real estate, including ownership, development, marketing and management of properties. He is also majority owner of a company involved in the automotive industry. From 1988 until 1997, Mr. Anderson was Chairman of the Board of NASDAQ-listed Photocomm, Inc., a company involved in the solar electric business. Since 1983, Mr. Anderson has also been President of Pine Summit Bible Camp, a non-profit organization that operates a year-round youth camp in Prescott, Arizona. Mr. Anderson has a B.A. degree in accounting.

Harold S. Carpenter: Mr. Carpenter is the former President of Superiorgas Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year. He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co. Mr. Carpenter founded these companies in 1984 and 1980, respectively. Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa. From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment. Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker: Mr. Hecker is both an Attorney and a Certified Public Accountant. Since 1987 Mr. Hecker has been Vice President, Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company which manages a $60 million portfolio. He also served, since 1992, as a trustee of an $11 million charitable trust. From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions. Prior to that, from 1981 to 1984, Mr. Hecker was Audit Supervisor of Total Petroleum, Inc., Denver, responsible for all phases of internal audit and development of audit and systems controls. Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979. He is a member in good standing of the Colorado and the American Bar Associations, the Colorado Society of CPAs, and the American Institute of CPAs.

Thomas C. LaVoy: Thomas C. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

Timothy P. Slifkin: Timothy P. Slifkin, President and Chief Executive Officer of the Company's subsidiary, StarTrak Systems, LLC, is directly responsible for development of StarTrak's wireless product line and for leading the North American rail industry's acceptance of the technology for damage prevention, refrigeration transport, and asset management applications. Mr. Slifkin has been developing remote monitoring systems since founding Elexor Associates in 1986, and in developing and deploying wireless systems (satellite and terrestrial) since 1992. He has several patents issued or pending on related technology. Prior to founding StarTrak, Mr. Slifkin was employed with Hewlett Packard, Johannson Microwave, American Microsystems, and Jet Propulsion Laboratories. He holds a Bachelors Degree in Engineering.

                               INDEPENDENT AUDITOR

Semple, Marchal & Cooper, LLP, Phoenix, Arizona, was appointed as the Company's Independent Auditor for the fiscal years ended June 30, 2000, 2001, 2002, 2003, 2004, 2005, 2006, and 2007. The Company anticipates the appointment of Semple, Marchal & Cooper, LLP to audit the Company's financial statements for the fiscal year ending June 30, 2008. A representative of Semple, Marchal & Cooper, LLP is expected to attend the Shareholders' Meeting and will have an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

                      INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. This Proxy Statement incorporates by reference documents which are not presented in this Proxy Statement or delivered to you with it. The information incorporated by reference is an important part of this Proxy Statement. We incorporate by reference the documents listed below and amendments to them. These documents and their amendments were previously filed with the SEC.

The following documents filed by us with the SEC are incorporated by reference in this Proxy Statement:

1. Our Form 10-KSB filed with the SEC on October 1, 2007.
2. Our Form 10-QSB filed with the SEC on November 14, 2007.

                         REQUEST FOR COPY OF FORM 10-KSB

Shareholders may receive a copy of the Form 10-KSB without charge via e-mail request to alanco@alanco.com, by calling the Company at 480-607-1010, Ext. 857, or by writing to the Company to the attention of the Company's Corporate Secretary at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

        SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING;
                     DISCRETIONARY AUTHORITY; OTHER BUSINESS

Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2008, and have it included in the Company's proxy materials for that meeting generally must deliver the proposal to us for our consideration not less than 120 calendar days in advance of the date of the Company's proxy statement released to security holders in connection with the previous year's annual meeting of security holders and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In accordance with the above rule, the applicable proposal submission deadline for the 2008 annual meeting of shareholders would be August 20, 2008.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals properly presented at the Meeting, except in circumstances where (i) the Company receives notice of the proposed matter a reasonable time before the Company begins to mail its proxy materials (including this proxy statement), and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

The Board of Directors is not aware of any other business to be considered or acted upon at the Meeting other than that for which notice is provided, but in the event other business is properly presented at the Meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy (except as described in the preceding paragraph). If any matter not appropriate for action at the Meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

                                               ADELE L. MACKINTOSH
                                               SECRETARY
Scottsdale, Arizona
November 26, 2007

     Proxy Solicited by the Board of Directors of Alanco Technologies, Inc.

The undersigned hereby appoints Robert R. Kauffman and John A. Carlson, or any one of them, with full power of substitution, as attorneys-in-fact and proxies to represent the undersigned at the Annual Meeting of Shareholders of Alanco Technologies, Inc. to be held at 15575 N. 83rd Way, Scottsdale, Arizona, at 10:00 a.m. Mountain Standard Time, on January 18, 2008, and at any and all adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Alanco Technologies, Inc. standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

A SHAREHOLDER MAY USE CUMULATIVE VOTING FOR THE NOMINEES OF THAT PROPOSAL BY VOTING THE NUMBER OF THE SHARES HELD TIMES THE NUMBER OF DIRECTORS BEING ELECTED ON A SINGLE OR GROUP OF CANDIDATES. SHAREHOLDERS MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE(S) BY DRAWING A LINE THROUGH THE NOMINEE'S NAME(S). FOR EXAMPLE, A SHAREHOLDER WITH 1,000 SHARES MAY CAST A TOTAL OF 7,000 VOTES (# OF SHARES X 7 DIRECTORS) FOR ALL, ONE, OR A SELECT NUMBER OF CANDIDATES.

PROPOSAL NO. 1        ELECTION TO THE BOARD OF DIRECTORS

___FOR Management nominees listed below equally among all the nominees OR VOTED AS FOLLOWS:

Harold S. Carpenter _____ Shares   James T. Hecker    _____ Shares   Timothy P. Slifkin _____ Shares
Robert R. Kauffman  _____ Shares   Thomas C. LaVoy    _____ Shares
John A. Carlson     _____ Shares   Donald E. Anderson _____ Shares

___WITHHOLD AUTHORITY to vote for all nominees listed above.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. IF THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE, MANAGEMENT INTENDS TO VOTE FOR ALL PROPOSALS LISTED. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.


Dated_________________________________, 200_


-----------------------------------         ------------------------------------

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALANCO. PLEASE SIGN AND RETURN THIS PROXY TO ALANCO TECHNOLOGIES, INC., C/O COMPUTERSHARE TRUST COMPANY, INC., 350 INDIANA STREET, SUITE 800, GOLDEN, CO 80401. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.